Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.


                                                                  EXHIBIT 10.15


                                 AMENDMENT NO. I
                                     to the
                                    Agreement
                             Effective March 1, 1986
                                     Between
                               STANFORD UNIVERSITY
                                       and
                                      AMOCO




               Effective as of September 27,1996, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California ("STANFORD"), and LASER POWER CORPORATION, a California corporation having a principal place of business at 12777 High Bluff Drive, San Diego, California 92130 ("LPC"), agree as follows:



                                  1. BACKGROUND


                  1.1 -- STANFORD and AMOCO CORPORATION, an Indiana corporation having a principal place of business at 200 East Randolph Drive, Chicago, Illinois ("AMOCO") entered into an agreement with the effective date of March 1, 1986, ("Agreement") for the Laser Diode End Pumped Laser and Harmonic Generator ("Inventions"), as described in Stanford Docket S84-070, and any Licensed Patents (including Continuation-In-Part ["CIP"] patents) that may issue to such Inventions.

                  1.2 -- Under Article 12 of the Agreement, the Agreement was assigned to ATX Telecom Systems, located in Naperville, Illinois, whose parent is Scientific-Atlantic, Inc., located in Norcross, Georgia ("ATX/SAI") as the successor to substantially the whole of AMOCO's assets in the field relating to lasers.

                  1.3 -- ATX/SAI do not plan to develop Licensed Products under the Agreement and have agreed, pending the approval of STANFORD, to assign the Agreement to LPC. LPC does plan to develop and market Licensed Products under the Agreement.

                  1.4 -- STANFORD and LPC agree that certain modifications to the Agreement will be made effective as of the date of assignment of the Agreement from ATX/SAI to LPC, as given below.

                                  2. AMENDMENTS

                  2.1 -- STANFORD and LPC agree to substitute a new Paragraph
2.2 as given below for the existing Paragraph 2.2 of the Agreement:

                  "2.2 -- "Licensed Patent(s)" means United States patent 4,739,507 (issued April 19, 1988), and all of the related CIP patents of 4,739,507, namely serial numbers 4,701,928 (issued October 20, 1987), 4,731,787
(issued March 15, 1988), 4,764,933 (issued August 16, 1988), and 4,809,291
(issued February 28, 1989), and any reissues of such patents."

         2.2 -- STANFORD and LPC agree to add to Paragraph 5.1 the following new text:

                  "Should this Agreement be assigned under terms of Article 12 where Stanford's approval is required, and if STANFORD agrees to grant such approval, the assignee of the Agreement agrees to pay to STANFORD a one-time noncreditable and nonrefundable assignment grant royalty of [ *** ] payable within 30 days following the effective date of the assignment. "

         2.3 -- STANFORD and LPC agree to substitute a new Paragraph 5.2 as given below for the existing Paragraph 5.2 of the Agreement:

                           "5.2 -- Effective upon the date of assignment of this
Agreement to Laser Power Corporation, Laser Power Corporation agrees that Paragraph 5.2 of this Agreement will be changed, that the former provisions of Paragraph 5.2 will be void, and the new provision of Paragraph 5.2 will be the agreement of Laser Power Corporation to pay to STANFORD an earned royalty of [ *** ] on the Net Sales of all Licensed Product(s) made during the remaining term of this Agreement whenever sold or otherwise disposed of. "

         2.4 -- STANFORD and LPC agree to change Article 14 to update the address for notices: (1) STANFORD changed to Office of Technology Licensing, 900 Welch Road, Suite 350, Palo Alto, CA 94304-1850; (2) to LPC Laser Power Corporation, 12777 High Bluff Drive, San Diego, CA 92130.

         2.5 -- STANFORD and LPC agree to add a new Paragraph 3.3 to read as follows:

                           "3.3 -- Upon assignment of this Agreement to LPC,
STANFORD hereby releases LPC and its Affiliates from any and all claims for damages, royalties, or profits from any infringement such as by the use, sale, development or manufacture of Licensed Product(s) prior to the date of assignment.

         2.6 -- STANFORD and LPC agree to delete Paragraph 2.3 from the Agreement.

         2.7 -- STANFORD and LPC agree to substitute the word "product" for the words "Laser Apparatus" in line 1 of Paragraph 2.4.

*  CONFIDENTIAL TREATMENT REQUESTED

         2.8 -- All other terms and conditions of the Agreement remain in full force and effective.



IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 in duplicate originals by their duly authorized officer or representative.





                          THE BOARD OF TRUSTEES OF THE
                          LELAND STANFORD JUNIOR UNIVERSITY

                          Signature:
                                     ----------------------------------
                          Printed Name: Katharine Ku
                                        -------------------------------
                          Title:   Director, Technology Licensing
                                   ------------------------------------
                          Date:    September 27, 1996
                                   ------------------------------------

                          LASER POWER CORPORATION

                          Signature:
                                     ----------------------------------
                          Printed Name: Glenn H. Sherman
                                        -------------------------------
                          Title: Chief Executive Officer
                                 --------------------------------------
                          Date:    September 27, 1996
                                 --------------------------------------

                               STATE OF CALIFORNIA
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

           Debtor (Last Name First)/address              Secured Party/address                        For Filing officer

           Laser Power Corporation                       ATx Telecom Systems, Inc.
           12777 High Bluff Drive                        1251 Frontenac Road
           San Diego, California 92130                   Naperville, Illinois 60563

Add'l Debtor(s) (Last Name First)/address(es)

Assignee of Secured Party/address

This Financing Statement covers the following types or items of property:

      Debtor hereby grants and assigns to Secured Party a continuing security interest in all of Laser Power Corporation's present rights and additional rights as may be agreed between the parties, as assigned under the Agreement dated March 1, 1986 between The Board of Trustees of the Leland Stanford Junior University and Amoco Corporation, revenue from assignment therefrom, and proceeds of the foregoing assignment.


 X   Products of collateral are also covered.
----
     This Financing Statement is a fixture filing to be recorded in the official
----
     records of the County of ______.

     Debtor is a "transmitting Utility " in accordance with UCC Section
----
     9105(l)(N).

This Financing Statement is signed by the Secured Party instead of the Debtor to perfect a security interest in collateral already subject to a security interest in another jurisdiction when it was
----
     brought into this state, or when the debtors location was changed to this state, or already subject to a FINANCING statement filed in another county, or
----
     which is proceeds of the original collateral described above in which a security interest was perfected, or which is proceeds of the original collateral described above in which a
----
     security interest was perfected, or

     as to which the filing has lapsed, or
----
     acquired after a change of name, identify or corporate structure of the
----
     debtor.

DEBTOR:                                   SECURED PARTY:

Laser Power- Corporation                   ATx Telecom Systems, Inc.


By:                                        By:
    --------------------------------           -------------------------------
Its:                                       Its:
    --------------------------------           -------------------------------

Return copy to:   Roxanne E. Christ, Esq.
                  Paul, Hastings, Janofsky & Walker LLP
                  Twenty-Third Floor
                  555 South Flower Street
                  Los Angeles, California 90071

                              ASSIGNMENT AGREEMENT

    This AGREEMENT was made this 30th day of September, 1996 between ATx Telecom Systems, Inc. ("ATx"), a Delaware Corporation with offices at 1251 Frontenac Rd., Naperville, III 60563, and Laser Power Corporation ("LPC") with offices at 12777 High Bluff Drive, San Diego, CA 92130.

RECITALS:

      ATx holds a worldwide non-exclusive license (the "Amoco License") to make, have made, use and sell products that incorporate inventions owned or disclosed in U.S. patent application Serial No. 674,948, including any patent which may issue from any divisions, continuations, or continuations-in-part based on said application Serial No. 674,948.

      A copy of the Amoco License, dated March 1, 1986, is attached hereto as Exhibit A. The licensor is THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY ("STANFORD") and the original licensee is AMOCO CORPORATION ("AMOCO"). AMOCO transferred the Amoco License to ATx, who at the time of transfer was a wholly owned subsidiary of AMOCO. Scientific Atlanta, Inc. ("S-A") has since acquired ATx and all its assets and at the present time ATx is a wholly owned subsidiary of S-A.

      LPC desires to receive an assignment of all rights and obligations under the Amoco License according to the terms of said license, and ATx are willing to assign the rights and obligations under the Amoco License to LPC.

      STANFORD has agreed to assignment of the Amoco License by written consent, a copy of which is attached hereto as Exhibit "B", in accordance with
      Section 12 of the Amoco License.

      LPC desires to commercialize said technology in order that products resulting therefrom might be available for public use and benefit at the earliest possible time.

AGREEMENT:

    Therefore, in consideration of the mutual promises and obligations set forth herein, the parties agree as follows:

1.       DEFINITIONS

         1.1 "Affiliate" shall be defined as in Paragraph 2.5 of the Amoco License, which definition is incorporated by reference herein.

         1.2 "Agreement" shall mean the agreement set forth herein.

         1.3 "AMOCO" refers to AMOCO CORPORATION.

         1.4 "Amoco License" is defined as the agreement between STANFORD and AMOCO, dated March 1, 1986, a copy of which is attached hereto as Exhibit A.

         1.5 "Laser Apparatus" shall be defined as in Paragraph 2.3 of the Amoco License, which definition is incorporated by reference herein.

         1.6 "Licensed Patent(s)" shall be defined as in Paragraph 2.2 of the Amoco License, which definition is incorporated by reference herein.

         1.7 "Licensed Product(s)" shall be defined as in Paragraph 2.4 of the Amoco License, which definition is incorporated by reference herein.

         1.8 "Net Sales Price" shall be defined as in Paragraph 2.6(a) and (b) of the Amoco License, which definition is incorporated by reference herein, substituting LPC as assignee for AMOCO.

         1.9 "STANFORD" refers to The Board of Trustees of the Leland Stanford Junior University.

2.       ASSIGNMENT OF LICENSE

2.1 Subject to the terms and conditions set forth in this Agreement, Atx assigns, transfers, and conveys to LPC, and LPC accepts from Atx, all rights and obligations of AMOCO (now assigned to ATx) under the Amoco License, upon receipt of the written consent of STANFORD.

3.       COMPENSATION TERMS AND CONDITIONS

         3.1. In full consideration of the assignment of the Amoco License to LPC hereunder, LPC agrees to pay, and ATx agrees to accept the following:

               (a)Assignment Fee. LPC will pay the sum of [ *** ] to ATx, payable upon execution and delivery of this Assignment of the Amoco License from ATx to LPC.

               (b)Royalties. No royalties shall be due until the cumulative Net Sales Price of all Licensed Product(s) made during the term of this Agreement whenever sold or otherwise disposed of by LPC is in excess of [ *** ] and thereafter royalties shall be due only on such excess. LPC shall pay ATx a royalty at a rate of [ *** ] of the Net Sales Price of all

*  CONFIDENTIAL TREATMENT REQUESTED

               Licensed Product(s) made during the term of this Agreement whenever sold or otherwise disposed of by LPC, payable as set forth in Section 4. All such royalty payments shall be made payable to ATx Telecom Systems, Inc. in U.S. dollars at the following address:

               Vice President of Finance
               ATx Telecom Systems, Inc.
               1251 Frontenac Rd.
               Naperville, Ill 60563

               The above address may be changed in the manner specified for notices in this Agreement.

               (c) Minimum royalty. Beginning the first of January in the fifth full year after the effective date of this agreement (i.e. for the year beginning January 1, 2001), LPC shall pay to ATx a [ *** ] pursuant to Paragraph 4.1 of at least [ *** ] per year, at the address specified in Paragraph 3.1(b). In the event that LPC does not pay at least the [ *** ] payment for any such year by the due date set forth in Paragraph 4.1, then ATx may terminate this Agreement in accordance with Paragraph 5.2 after fifteen days from receipt of written notice by LPC, if LPC has failed to pay the required minimum royalty within such fifteen-day period.

               (d)Royalties for Transactions in Non-U.S. Currencies. The royalty on sales in currencies other than U.S. Dollars shall be calculated using the appropriate foreign exchange rate for such currency quoted by the Bank of America (San Francisco) foreign exchange desk, on the close of business on the last banking day of the calendar quarter immediately preceding the subject sale. Any and all taxes levied on royalties accruing under this Agreement in a country in which there is a provision by law or regulation for withholding such taxes will be deducted from such royalty and paid by LPC to the proper taxing authority.

         3.2 Effect of invalidity. In the event that one or more of the claims of a Licensed Patent are held invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken, then no royalties based on such invalid claim(s) shall be due subsequent to said final judgment.

4.       ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

         4.1 Annual Royalty Payment and Report. Within sixty (60) days after the end of each calendar year, LPC shall make an appropriate written report and pay the earned royalty payments (if any) to ATx .

*  CONFIDENTIAL TREATMENT REQUESTED

         Time is of the essence in this Assignment Agreement. This report shall state the aggregate Net Sales Price of Licensed Product(s) during such completed report year, and resulting royalty payment due ATx. Concurrent with the making of each such report, LPC shall include the royalty payment due ATx for the report year covered by such report.

         4.2 Accounting. LPC agrees to keep and maintain records and books of account for a period of three (3) years in sufficient detail to enable the royalties payable hereunder to be determined, and further agrees to permit such records to be examined on behalf of ATx by an auditor or accountant, to whom LPC shall have no reasonable objection, from time to time during normal business hours, but not more than once a year, to verify reports provided for above. The auditor or accountant shall report to ATx in such manner that names of customers and any other information deemed confidential by LPC will not be disclosed to ATx. Such examination is to be made by ATx, at the expense of ATx, except in the event that the results of the audit prove an under reporting of royalties due ATx of 7.5% (seven and one-half percent) or more, then the audit costs shall be paid by LPC. All under-reported royalties shall be paid to ATx within 30 days, and shall bear interest at the statutory interest rate of California, accruing from the date when the under-reported royalties should have been due.

5.       EFFECTIVE DATE, DURATION, TERMINATION

         5.1 Effective Date. This Agreement shall be effective upon the date set forth in the first paragraph of this Agreement.

         5.2 Termination. This Agreement may not be terminated except as expressly provided in paragraph 3:1(c). Upon such termination of the Agreement, LPC agrees that all its rights under the Amoco License shall be deemed to be assigned to ATx, subject to approval of STANFORD if required pursuant to the Amoco License.

         5.3 Survival. Surviving any termination pursuant to paragraph 5.2 are LPC's obligation to pay royalties accrued or accruable as of the termination date, and any cause of action or claim of either party accrued because of any breach by the other party.

         5.4 Term continuance until expiration. Unless previously terminated in strict accordance with paragraph 5.2, this Agreement shall continue in full force until the expiration of the last to expire of any Licensed Patents. However, no royalties shall be due for any Licensed Product(s) made, used, and sold subsequent to the expiration date of the Licensed Patent(s) associated therewith, and as set forth in paragraph 3.2, no royalties based on an adjudicated invalid claim(s) shall be due subsequent to a final judgment of a court of competent jurisdiction from which no appeal can be or is taken.

6.       VALIDITY AND INFRINGEMENT

         6.1 ATx hereby releases LPC from any and all claims of ATx under the Licensed Patent(s) for damages, royalties, or profits, for any infringement such as by the use, sale, or manufacture of Licensed Product(s) prior to the date of this Agreement. ATx also releases the direct and indirect vendees of LPC from any and all claims of ATx, under the Licensed Patent(s) for such damages, royalties, or profits for infringement such as by the use or resale of any such items prior to the date of this Agreement.

7.       WAIVER

         7.1 None of the terms, covenants and conditions of this Agreement may be waived except by the written consent of the party waiving compliance.

         7.2 The waiver of a breach of this Agreement by either party hereto shall in no event constitute a waiver as to any future breach, whether similar or dissimilar in nature.

8.       SECURITY INTEREST

         8.1 LPC agrees to execute a security agreement concurrent herewith that grants ATx a security interest in the Amoco License assigned to LPC pursuant to this Agreement.

9.       NOTICES AND DESIGNATED CONTACTS

Any notice required or permitted to be made under this Agreement shall be in writing and shall be deemed to have been duly given to the other party on the earlier of (i) actual receipt by such party, irrespective of whether sent by post, telex, facsimile transmission, overnight (or expedited) courier service or any other method, or (ii) the sixth (6th) day after mailing by registered or certified mail from the country in which the notice originated, return receipt requested and postage prepaid, provided such notice is directed or addressed to the appropriate address or facsimile number set forth below:

For Atx:                                             For LPC:
--------                                             --------
Steven C. Stewart                                    James D. McFarland
Assistant General Patent Counsel                     General Counsel
One Technology Parkway, South                        12777 High Bluff Drive
Norcross, GA 30092-2967                              San Diego, CA 92130
Phone:       (770) 903-4833                          Phone:   (619) 755-0700
FAX: (770) 903-4837                                  FAX: (619) 259-0956

         Either party may change the address, the facsimile number of the person designated above by notice to the other party, which notice complies with this section.

10.      APPLICABLE LAW

         10.1 This Agreement shall be construed in accordance with the laws of New York, without regard to principles of conflicts of law.

11.      ENTIRE AGREEMENT

         11.1 This Agreement contains the entire understanding of the parties and supersedes all other agreements or understandings with respect to the subject matter hereof. Any amendment to this Agreement must be in writing, signed by authorized representatives of each party, and must expressly refer to this Agreement.

12.      OTHER

         12.1 Fax signatures. Each party intends the facsimile of its signature printed by a receiving FAX machine to be an original signature.

         12.2 Headings. The foregoing paragraph headings are included solely for convenience and shall not be deemed part of this Agreement and shall not be used for the interpretation hereof.

         12.3 Force Majeure. No party shall be liable for failure to perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike, labor trouble or other industrial disturbance, war (declared or undeclared), embargo, blockage, shortage of labor, material or equipment, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other cause beyond the control of such defaulting party preventing or delaying the performance. The obligations and rights of the excused party shall be extended on a day to day basis for the time period of the excusable delay plus thirty
         (30) days; however, in no event shall this extended period exceed one hundred twenty (120) days.

         12.4 Assignment. Neither party may transfer its rights or delegate the duties provided under the terms of this Agreement without the prior consent of the other party. However, consent shall not be required in the event of a sale or transfer to an Affiliate or to a successor to substantially the whole of LPC's assets in the field relating to the manufacture and sale of Laser Apparatus.

         12.5 Neither party to be construed as drafter. As both parties have participated in the negotiation and drafting of this Agreement, neither party shall be deemed to be the drafter of this Agreement for purposes of construing any ambiguities against one party.

         12.6 Severability. In the event that any provision of this Agreement, or any part hereof, is found invalid or unenforceable, the remainder of this Agreement will be binding on the parties hereto, and will be construed as if the invalid or unenforceable provision or part thereof had been deleted from this Agreement.

13.      WARRANTIES

         13.1 ATx Warranties. ATx represents, warrants, and covenants to and with LPC as follows:

                  (a) ATx is unaware of any issued and unexpired patent that would prevent practice of the claims of the Licensed Patents;

                  (b) ATx is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and to perform all its duties and obligations set forth herein. This Agreement is a valid and binding obligation of ATx, enforceable against it in accordance with its terms; and

                  (c) Neither the execution and delivery of this Agreement, nor the performance by ATx of any of the provisions hereof shall constitute a breach of or a default under ATx's charter documents or any agreement, instrument or other document to which ATx is a party or by which any of its assets or properties may be bound or affected, or any judgment, order, regulation, stature, ordinance or rule having any applicability to ATx or any of its assets or properties.

                  (d) ATx has sole, unencumbered possession of and/or title to the Amoco License and is the owner of the Amoco License free from any adverse liens, security interests, or encumbrances.

         13.2 LPC Warranties. LPC represents, warrants, and covenants to and with LPC as follows:

                  (a) LPC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and to perform all its duties and obligations set forth herein. This Agreement is a valid and binding obligation of LPC, enforceable against it in accordance with its terms; and

(b) Neither the execution and delivery of this Agreement, nor the performance by LPC of any of the provisions hereof shall constitute a breach of or a default under LPC's charter documents or any agreement, instrument or other document to which LPC is a party or by which any of its assets or properties may be bound or affected, or any judgment, order, regulation, stature, ordinance or rule having any applicability to LPC or any of its assets or properties.

14.      NEGATION OF WARRANTIES

         14.1     Nothing in this Agreement shall be construed as:

                  (a) a warranty or representation by ATx as to the validity or scope of any Licensed Patent(s);

                  (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and trademarks of third parties;

                  (c) an obligation to bring or prosecute actions or suits against third parties for infringement; and

                  (d) conferring rights to use in advertising, publicity, or otherwise any trademark or the name "ATx Telecom Systems".

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers or representatives.


ATX TELECOM SYSTEMS, INC                    LASER POWER CORPORATION

By:   /s/ George Steiner                    By:   /s/ Glenn H. Sherman
      -----------------------------               ----------------------------
Name: George Steiner                        Name: Glenn H. Sherman
      -----------------------------               ----------------------------
Title: Vice President-Finance               Title: Chairman and CEO
      -----------------------------               ----------------------------
Date: 10/7/96                               Date: 10/4/96
      -----------------------------               ----------------------------

                                    Exhibit A

                                    AGREEMENT

Effective as of March 1, 1986, THE BOARD OF TRUSTEES OF HE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California ("STANFORD"), and AMOCO CORPORATION, an Indiana corporation, having a principal place of business at 200 Easts Randolph Drive, Chicago, Illinois 60601 ("AMOCO"), agree as follows:

                                  1. BACKGROUND

        1.1-- STANFORD represents that it has certain rights by assignment to the Laser Diode End Pumped Laser and Harmonic Generator (Invention[s]), as described in Stanford Docket S84-070, and any patents which may issue to such Invention(s).

        1.2-- STANFORD has filed United States Patent Application Serial No. 674,948 which is directed to Invention(s). A copy of said patent application is attached hereto as Exhibit I and is incorporated herein by reference.

        1.3-- STANFORD wishes to have the Invention(s) perfected and marketed at the earliest possible time in order that products resulting therefrom might be available for public use and benefit.

        1.4-- Amoco wishes to acquire a license under Licensed Patent(s) which is defined herein below.

        1.5-- The Invention(s) was made in the course of research supported by the National Aeronautics a Space Administration (NASA) and the Navy and is subject to patent regulations of said agencies.

                                 2. DEFINITIONS

         2.1--"Invention(s)" shall have the meaning set forth above.

         2.2--"Licensed Patent(s)" means all patents of all countries based in whole or in part upon United States Patent Application Serial No. 674,948 or any invention owned or controlled by STANFORD which is disclosed in said application Serial No. 674,948 and shall includes without limitation, any patent which may issue from any divisions, continuations or continuations-in-part based on said application Serial No. 674,948.

         2.3-- "Laser Apparatus" means an optically pumped laser which includes an optical pump and output coupler together with any intermediate active or passive optical elements, said elements including a gain medium and any focusing and nonlinear optical components, but excluding any other devices and equipment either upstream of the optical pump or downstream of the output coupler.

         2.4-- "Licensed Product(s)" means any Laser Apparatus or part thereof, the manufacture use or sale of which is covered by any valid claim of an issued, unexpired Licensed Patent(s). A claim of an issued unexpired patent shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken.

         2.5--"Affiliate" shall mean any company of which AMOCO at the time in question owns or controls directly or indirectly, fifty percent (50%) or more of the stock having the right to vote for directors thereof.

         2.6-- "Net Sales Price" shall have the following meaning:

                           (a) In respect of Licensed Product(s) sold as such to
                  any party other than an Affiliate, Net Sales Price shall mean the [ *** ]

*  CONFIDENTIAL TREATMENT REQUESTED

                                         [ *** ]



                           (b) In respect of Licensed Product(s) sold either to
                  an Affiliate or as a component of another product, Net Sales Price shall mean the [ *** ]

*  CONFIDENTIAL TREATMENT REQUESTED

                                  [   ***   ]







                                    3. GRANT

        3.1--Subject to the terms and conditions set forth in this Agreement, STANFORD hereby grants and AMOCO hereby accepts a worldwide nonexclusive license under Licensed Patent(s) to make, have made use and sell Licensed Product(s).

         3.2 -- It is understood that STANFORD has granted a nonexclusive license under Licensed Patent(s) to Spectra-Physics Inc. It is further understood that, except for AMOCO's license hereunder and any other nonexclusive rights which STANFORD may have granted, may grant or is obligated

*  CONFIDENTIAL TREATMENT REQUESTED
to grant under Licensed Patent(a), Spectra-Physics Inc. has an option to convert its license to an exclusive license. In the event that Spectra-Physics Inc. does not exercise its option, AMOCO shall have the option to convert its license hereunder to an exclusive license, except for any nonexclusive licenses STANFORD has granted or is obligated to grant under Licensed Patent(s) as of the date AMOCO exercises its option. AMOCO may exercise this option by delivering written notice of its election to STANFORD anytime after one year from the effective date of this Agreement. The exclusive license shall be on fair and reasonable terms to be negotiated in good faith. STANFORD shall have sixty (60) days from receipt of such notification, or until the exclusive license is executed by AMOCO, whichever is later, to conclude any pending negotiations with third parties. STANFORD shall provide AMOCO with a list of companies with which negotiations are pending as of the date of notification.

                              4. GOVERNMENT RIGHTS

        This Agreement is subject to all of the items and conditions of Public Law 96-517 as amended.

                                  5. ROYALTIES

        5.1-- In consideration of the license granted herein AMOCO shall pay to STANFORD a noncreditable, nonrefundable license issue royalty of [ *** ] upon signing of this Agreement.

        5.2-- In addition, earned royalties shall be payable to STANFORD an the Net Sales Price of all Licensed Product(s) made during the term of this Agreement whenever sold or otherwise disposed of by AMOCO as follows:

                  (a) [ *** ] of Net Sales Price until cumulative royalties paid to STANFORD total [ *** ]; then

                  (b) [ *** ] of Net Sales Price for the next [ *** ]; in earned royalties until cumulative royalties paid to STANFORD total [ *** ]; then

                  (c) [ *** ] of Net Sales Price thereafter.

        5.3 -- All royalties payable to AMOCO hereunder shall be paid to STANFORD at its address specified in Article 14

* CONFIDENTIAL TREATMENT REQUESTED
hereof in lawful money of the United States of America.

                       6. REPORTS PAYMENTS AND ACCOUNTING

         6.1-- STANFORD shall notify AMOCO of the issue of any Licensed Patent(s) within thirty (30) days of such issue.

         6.2-- Within sixty (60) days after the end of each calendar half-year during the existence of any unexpired Licensed Patent(s), AMOCO shall render to STANFORD a written statement showing all Licensed Product(s) sold by AMOCO during the preceding calendar half-year and shall accompany each such statement by payment of royalty due STANFORD. If for any such period no royalty shall be due, AMOCO shall submit a written statement to that effect.

         6.3-- In the event that the selling price of Licensed Product(s) on which royalty is based hereunder is in a currency other than lawful money of the United States, the rate of exchange used in calculating such royalty for each calendar half-year shall be the arithmetic average of the selling prices for the currency in question as quoted by leading New York, New York banks at the end of business on the last business day of each calendar month in such calendar half-year during which any sale of Licensed Product(s) occurred.

         6.4-- AMOCO agrees to keep records and books of account for a period of three (3) years in sufficient detail to enable the royalties payable hereunder to be determined, and further agrees to permit such records to be examined for STANFORD by an auditor or accountant, to whom Amoco shall have no reasonable objection from time to time during normal business hours to the extent necessary, but not more than once a year, to verify reports provided for in Paragraph 6.2 of this Article 6. Such examination is to be made by STANFORD, at the expense of STANFORD, and such auditor or accountant shall report to STANFORD in such manner that names of customers and any other information deemed confidential by AMOCO will not be disclosed to STANFORD.

                            7. NEGATION OF WARRANTIES

                  Nothing in this Agreement shall be construed as:

                  (a) A warranty or representation by STANFORD as to the validity or scope of any Licensed Patent(a);

                  (b) A warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights and trademarks of third parties;

                  (c) An obligation to bring or prosecute actions or suits against third parties for infringement;

                  (d) Conferring rights to use in advertising, publicity or otherwise any trademark or the name of "Stanford; or

                  (e) Granting by implication, estoppel or otherwise any licenses under patents of STANFORD other than Licensed Patent(a), regardless of whether such patents are dominant or subordinate to any Licensed Patent(s).

                                  8. INDEMNITY

                  AMOCO agrees to indemnify, hold harmless and defend STANFORD, its trustees, directors, officers, employees and agents against any and all claims arising out of the exercise by AMOCO of any rights under this Agreement, without limiting the generality of the foregoing against any damages, losses or liabilities whatsoever in respect to death or injury to person or damage to property from or out of the possession, use or operation of Licensed Product(s) by AMOCO or its customers in any manner whatsoever.

                                   9. MARKING

         With respect to any Licensed Product(s) which is either manufactured or sold within the United States, AMOCO agrees that it will mark such Licensed Product(s) with proper patent notice as specified under the patent laws of the United States.


                10. INFRINGEMENT BY OTHERS: PROTECTION OF PATENTS


                  AMOCO-shall promptly inform STANFORD of any suspected infringement of any Licensed Patent(s) by a third party.



                                 11. TERMINATION

        11.1-- Unless previously terminated in accordance with the provisions of Paragraphs 11.2 or 11.3 of this Article 11, this Agreement shall continue in full force until the expiration of the last to expire of any Licensed Patent(s) or, in the event that no Licensed Patent(s) issue, the expiration of the last to expire of all STANFORD patent applications based in whole or in part upon United States Patent Application Serial No. 674,948 or any of the inventions contained therein.

         11.2-- AMOCO may terminate this Agreement by giving STANFORD notice in writing at least ninety (90) days in advance of the effective date of termination selected by AMOCO. After such termination, AMOCO shall have no further rights under Licensed Patent(s). Termination pursuant to this Paragraph
11.2 shall not relieve AMOCO of its royalty obligations in respect of Licensed Product(s) produced but not sold prior to the effective date of termination or otherwise relieve AMOCO of any other obligation or liability arising from any acts or omissions under this Agreement committed prior to the effective date of such termination.

         11.3-- Should AMOCO be in default as to any obligation hereunder and fail to remedy such default within thirty (30) days after receipt of written notice thereof from STANFORD specifying the nature of such default, STANFORD may terminate this Agreement by delivering written notice to AMOCO of termination. Such termination shall relieve each of the parties hereto of all further rights, duties and obligations, except the obligation of AMOCO to render a final accounting in accordance with Paragraph 6.2 hereof, and pay all royalty due in accordance with the provisions of this Agreement.

                                 12. ASSIGNMENT

         Amoco shall not, without the prior written consent of STANFORD, assign or extend this Agreement or any rights hereunder to another person or company, except to an Affiliate or to a successor to substantially the whole of AMOCO's assets in the field relating to lasers.

                               13. APPLICABLE LAW

         This Agreement shall be construed, interpreted and applied in accordance with the laws of the State of California.


                                   14. NOTICES

All notices, demands or other writings in this Agreement provided to be given or made or sent, or which may be given or made or sent, by either party hereto to the other, shall be deemed to have been fully given or made or sent when done in writing and deposited in the United States mail first class, postage prepaid and addressed as follows:

TO STANFORD:                    STANFORD UNIVERSITY
                                350 CAMBRIDGE AVENUE  SUITE 250
                                PALO ALTO, CA  94306
                                ATTENTION:  DIRECTOR,
                                            TECHNOLOGY LICENSING


TO AMOCO                        AMOCO CORPORATION
                                200 EAST RANDOLPH DRIVE
                                POST OFFICE BOX 87703
                                CHICAGO, ILLINOIS 60680-703

                                ATTENTION:   GENERAL MANAGER
                                             PATENTS AND LICENSING DEPARTMENT
                                             MAIL CODE 1905A

THE ADDRESS TO WHICH ANY NOTICE, DEMAND OR OTHER WRITING MAY BE GIVEN OR MADE OR SENT TO AN PARTY MAY BE CHANGED UPON WRITTEN NOTICE GIVEN BY SUCH PARTY AS ABOVE PROVIDED.

                                   15. WAIVER

         The waiver of a breach of this Agreement by either party hereto shall in no event constitute a waiver as to any future breach, whether similar or dissimilar in nature. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

                             16. SCOPE OF AGREEMENT

         This Agreement constitutes the entire Agreement between the parties pertaining to the subject matter hereof and may be amended or modified only by an Instrument of equal formality signed by the duly authorized representatives of the respective parties.


                                 17. WARRANTIES

        17.1-- Subject to the provisions hereof, STANFORD represents and warrants that it has corporate power to extend the rights granted or to be granted to AMOCO under this Agreement.

         17.2 -- Except as expressly set forth in this Agreement, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT TRADEMARK OR OTHER RIGHTS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.


                                            THE BOARD OF TRUSTEES OF THE
                                            LELAND STANFORD UNIVERSITY

                                            By:    /s/ Katherine Ku
                                                   ---------------------------
                                            Title: Acting Director
                                                   Technology Licensing
                                                   ---------------------------
                                            Date:  5/30/86
                                                   ---------------------------

                                            AMOCO CORPORATION

                                            By:    /s/ Illegible
                                                   ---------------------------
                                            Title: Director, Physical Technology
                                                   ---------------------------
                                            Date:  6/20/86
                                                   ---------------------------

                                   EXHIBIT I

Stanford Patent License Agreement
File No.:  RESCH2900F1C4

As you know, Amoco Corporation holds a non-exclusive license under certain patents assigned to Stanford University. According to the license agreement, dated March 1, 1986, the licensed patents include all patents of all countries based upon U.S. Patent Application Serial Number 674,948 (filed November 26,
1984), and includes divisionals, continuations, and continuations-in-part (CIPs) of this application.

As you may not know, the '948 application was abandoned, and four CPI applications were filed based an the application. These four CPI applications have issued as the following four patents (copies attached):

1. U.S. Patent No. 4,731,787 (Fan et al.), "Monolithic Phasematched Laser Harmonic Generator", issued March 15, 1988;

2. U.S. Patent No. 4,739,507 (Byer et al.), "Diode End Pumped Laser and Harmonic Generator Using Same", issued April 19, 1988;

3. U.S. Patent No. 4,764,933 (Kozlovsky et al.), "Diode Pumped Low Doped ND3+ Glass Laser", issued August 16, 1988; and

4. U.S. Patent No. 4,809,291 (Byer et al.), "'Diode Pumped Laser and Doubling to Obtain Blue Light", issued February 28, 1989.

                               STANFORD UNIVERSITY
           OFFICE OF TECHNOLOGY LICENSING - 900 WELCH ROAD, SUITE 350
                            PALO ALTO, CA 94304-1850
                        (415) 723-0651 FAX (41S) 725-7295

                                                            September 27, 1996
  Mr. Glenn Sherman
  Chairman and Chief Executive Officer
  Laser Power Corporation
  12777 High Bluff Drive
  San Diego, CA 92130

         Re: Agreement Between STANFORD and AMOCO with Effective Date of March 1, 1986 ("Agreement"); Assignment thereof

  Dear Glenn:

                  Under the terms of the Agreement, specifically Article 12 the assignment of the Agreement to another party requires the prior written consent of STANFORD except to a successor to substantially the whole of AMOCO's assets in the field relating to lasers. It is our understanding that AMOCO's assets in the field relating to lasers was acquired by ATX Telecom Systems, a company located in Naperville, Illinois, whose parent is Scientific-Atlanta, Inc., a company located in Norcross, Georgia (ATX/SAI).

                  It is our further understanding that ATX/SAI do not intend to develop and market Licensed Product(s) under the Agreement, and are willing to assign the Agreement to Laser Power Corporation. Laser Power Corporation plans to develop and market Licensed Product(s).

                  As documented in Paragraph 1.3 of the Agreement, STANFORD wishes to have the Invention(s) developed and marketed at the earliest possible time in order that products resulting therefrom will be available for public use and benefit. Therefore, this letter serves as STANFORD'S written consent for the assignment of the Agreement from ATX/SAI to Laser Power Corporation as negotiated between ATX/SAI and Laser Power Corporation.

Sincerely,


Katharine Ku
Director

cc: John Clark (ATX/SAI)


                                   EXHIBIT "B"

                               SECURITY AGREEMENT


THIS AGREEMENT is made this 30th day of 1996, between ATX Telecom Systems, Inc., a Delaware corporation, having a principal place of business at 1251 Frontenac Road, Naperville, Illinois 60563 (hereafter "ATX"), and Laser Power Corporation, an Delaware corporation, having a principal place of business at 12777 High Bluff Drive, San Diego, California 92130 (hereafter "LPC"), in which the parties agree as follows:

1        SECURITY INTEREST

In consideration of the grant of assignment of license ("License") to LPC by ATX as set forth in the Assignment Agreement of even date herewith ("Assignment Agreement") and for value received therein, LPC hereby grants to ATX a security interest in the property described below ("Collateral") pursuant to Section 9101
(1996), California Uniform Commercial Code ("UCC"), to secure payment of minimum royalties by LPC pursuant to the Assignment Agreement. The parties further acknowledge the assignment of said License set forth in said Assignment Agreement.

2.      COLLATERAL

        2.1     The Collateral consists of the following:

               (a) All of LPC's present rights and additional rights as may be agreed between the parties, as assigned under the Agreement dated March 1, 1986 between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY ("STANFORD") and AMOCO CORPORATION, revenue from assignment therefrom, and proceeds of the foregoing assignment.

         The foregoing is referred to herein as "Collateral."

         2.2 LPC hereby acknowledges that the License is a unique valuable asset and further acknowledges that the License is a bona fide business opportunity, and that LPC has been assigned the License based upon ATX's determination that LPC has the unique attributes necessary to maintain the value of the Licensed Patents. LPC further acknowledges that the value of such License is at least [ *** ]

3.       FINANCING STATEMENTS

LPC represents, warrants and covenants that LPC has granted no other security interest in the Collateral and that it has not filed or recorded any other financing statement covering any of the Collateral or any proceeds thereof in any public office. At the request of ATX, LPC shall execute and return within thirty (30) days after submission, one or more financing statements pursuant to the UCC in a form satisfactory to ATX, for filing and recordation in any and all jurisdictions which are deemed necessary or desirable by ATX.

4.       LOCATION OF DEBTOR AND COLLATERAL

         4.1 The principal place of business of LPC is 12777 High Bluff Drive, San Diego, California 92130. If more than one principal place of business for LPC exists, the executive offices of LPC are located 12777 High Bluff Drive, San Diego, California 92130 ("place of business"). LPC shall immediately notify ATX in writing of any change in or discontinuance of the place or places of business or executive offices of LPC as noted herein.

         4.2 LPC shall immediately notify ATX in writing of any change in the location of books and records kept in accordance with the terms of Paragraph 4.2 of the Assignment Agreement.

*  CONFIDENTIAL TREATMENT REQUESTED

5.       POSSESSION AND USE OF COLLATERAL

Until default, LPC shall have the right to possess and use the Collateral pursuant to terms of the Assignment Agreement or as otherwise agreed to between LPC and STANFORD.

6.       SALE OF COLLATERAL

Subject to the terms and conditions of the Assignment Agreement, LPC shall have the power to utilize, sell, assign, encumber, transfer or otherwise dispose of all Collateral only with the prior written consent of ATX.

7.       ACCOUNTS

LPC shall provide accountings of its sales in accordance with Paragraphs 4.1 and
4.2 of the Assignment Agreement.

8.       RIGHTS OF LPC in COLLATERAL

In reliance on the representations and warranties of ATX and Scientific-Atlanta under the Assignment Agreement, LPC warrants and covenants that LPC has, and will have at all times pertinent to this Agreement and the Assignment Agreement, sole, unencumbered possession of and/or title to the Collateral and is the owner of the Collateral free from any adverse liens, security interests, or encumbrances, except for the security interest granted herein.

9.       PROTECTION OF COLLATERAL

         9.1 LPC shall notify ATX within a reasonable time if the validity of any claim(s) contained within a Licensed Patent(s), as defined in the Assignment Agreement, has been challenged in a judicial proceeding and/or adjudicated invalid.

10.      TAXES OR ENCUMBRANCES: REIMBURSEMENT

LPC shall pay promptly when due all taxes, assessments, liens or encumbrances levied on or against the Collateral or for its use or operation whether by government action or pursuant under this Security Agreement or the Assignment Agreement.

11.      EXPIRATION DATE: OBLIGATIONS

The security interest in the Collateral shall be in force until the expiration of the last to expire of the Licensed Patents as defined in the Assignment Agreement, and upon said expiration date ATX shall provide a release of said security interest and this Agreement.

12.      DEFAULT

         12.1 LPC shall be in default under this Security Agreement on the happening of any of the following events or conditions.

                  (a) Delivery of Notice by ATX to LPC of any failure by LPC to pay the minimum royalty due pursuant to Paragraph 3.1 (c) of the Assignment Agreement by the due date set forth in Paragraph 4.1 of the Assignment Agreement, if the failure has not been cured within fifteen (1 5) days after written notice from ATX.

                  (b) IF LPC (i) voluntarily files, or has filed against it, any petition for bankruptcy, arrangement, reorganization, liquidation or other protection under any state or federal bankruptcy law or statute, and such petition has not been discharged or dismissed by the court within sixty (60) days after the filing thereof; or (ii) makes an assignment for the benefit of creditors, or agrees to the appointment of a receiver, liquidator, or trustee with respect to all or substantially all of its assets and/or properties; or (iii) dissolves and/or winds-up its business or otherwise ceases business operations.

13. REMEDIES

         13.1 On any default under Section 12.1 and at any time thereafter, ATX may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party under the UCC, and agrees to execute and/or foreclose on the collateral only in accordance with the provisions of the UCC.

         13.2 All expenses of retaking, holding, preparing for sale or license, selling or licensing, or the like of the Collateral incurred by ATX in accordance with the provisions of this Agreement shall include reasonable attorney's fees and legal expenses incurred by ATX, all of which shall become part of the obligation after default and may be recovered by disposition of the Collateral.

         13.3 LPC shall have rights to retain the Collateral until execution in accordance with the UCC as herein provided.

         13.4 LPC acknowledges and agrees that in the event that ATX properly executes on the Collateral in accordance with the UCC, and the Collateral is not purchased by LPC, then the Assignment Agreement shall be automatically terminated without any further action or notice required to be taken or made and all rights, obligations and other interests in the Amoco License shall revert to ATX.

         13.5 LPC acknowledges that upon LPC default pursuant to Section 12.1, and proper execution on the collateral by ATX in accordance with the UCC, title in the collateral shall pass to ATX and that ATX may, upon such default, prepare additional documents, including but not limited to, assignment forms and title paper as are necessary to perfect or prove ATX's title to or ownership of the Collateral. LPC further grants ATX an irrevocable Power of Attorney to execute the appropriate documents herein in the event of LPC's failure or refusal to execute and deliver such documents in accordance with this Section.

14.      WAIVER

No waiver by ATX of any default shall operate as a waiver of any other default or of a similar default on a future occasion.

15.      CHOICE OF LAW

LPC and ATX hereby agree and designate the UCC and all other applicable substantial laws of the State of California as the law to be applied in the construction of this Agreement.


16.     BINDING EFFECT

All rights of ATX hereunder shall inure to the benefit of its successors and assigns and all obligations of LPC shall be binding on the legal representatives, executors, administrators and successors of LPC.

17.      EFFECTIVE DATE

This Agreement shall become effective on the date set forth in the first paragraph of this Agreement.

18.      MISCELLANEOUS

         18.1 LPC shall, at the request of ATX, execute such documents which ATX deems desired or required by the UCC and the laws of the State of California to record or perfect the Security Interest granted hereunder in accordance with the purposes of this Agreement.

         18.2 All rights and remedies provided herein and in the Assignment Agreement are cumulative and are not exclusive of any rights or remedies otherwise provided by law or in equity. Any simple or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

         18.3 In the event that any provision or portion of any provision contained in this Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect,
                  such invalidity, illegality or unenforceability shall not affect any other term or provision and this Security Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

         18.4 This Agreement and the Assignment Agreement represents the entire undertaking between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, understandings, or agreements, oral or written, between the parties with respect hereto (except the companion Assignment Agreement). It may not be modified except by a written instrument signed by the parties hereto.

EXECUTED AT ON THE DATE FIRST ABOVE WRITTEN.

DATE:    10/7/96                             ATX Telecom Systems, INC.

                                             NAME: /s/ George A. Steiner
                                                   ----------------------------

                                             TITLE: Vice President-Finance
                                                   ----------------------------

DATE:    10/3/96                             LASER POWER CORPORATION

                                             NAME: /s/ Glenn H. Sherman
                                                   ----------------------------

                                             TITLE: Chairman and CEO
                                                   ----------------------------